UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 27, 2006
RedEnvelope, Inc.
(Exact name of registrant as specified in its charter)
0-50387
(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	33-0844285 (I.R.S. Employer Identification No.)
149 New Montgomery Street
San Francisco, California 94105
(Address of principal executive offices, with zip code)
(415) 371-9100
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Index to Exhibits
EXHIBIT 99.1

Item 2.02. Results of Operations and Financial Condition.
     This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
     On October 31, 2006, RedEnvelope, Inc. (the “Company”) issued a press release of the financial results for the fiscal quarter ended October 1, 2006. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated into this Form 8-K by reference.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
(b)
     On October 27, 2006, Greggory Hammann notified the Company of his decision to resign from the Board of Directors (the “Board”), effective immediately. In addition, on October 27, 2006, Brett Hendrickson notified the Company of his decision to resign from the Board (including his position on the Audit Committee of the Board), effective immediately. On October 31, 2006, the Company issued a press release announcing the decision by Messrs. Hammann and Hendrickson to resign from the Board, a copy of which is attached as Exhibit 99.1 hereto.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits
99.1	Press Release of RedEnvelope, Inc. dated October 31, 2006 (earnings results for second fiscal quarter and director resignations)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RedEnvelope, Inc.
Date: October 31, 2006	By:	/s/ Ken Constable
Ken Constable, President and
Chief Executive Officer

Index to Exhibits

Exhibit
Number	Description
99.1	Press Release of RedEnvelope, Inc. dated October 31, 2006 (earnings results for second fiscal quarter and director resignations)